AFL-CIO Housing Investment Trust

Highlights – 3rd Quarter 2008

Despite the unprecedented turmoil in the markets, the AFL-CIO Housing Investment Trust (HIT or Trust) continued to outperform its benchmark and many other managers during the third quarter. The HIT outperformed the Lehman Brothers Aggregate Bond Index (benchmark or Index) by 113 basis points for the third quarter and 95 basis points year-to-date. The HIT also outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods as shown below.

Performance for periods ended September 30, 2008 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Net Rate of Return	0.65%	4.58%	4.47%	4.00%	5.60%
Lehman Aggregate Bond Index	(0.49%)	3.65%	4.15%	3.78%	5.20%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the Trust, when redeemed, may be worth more or less than their original cost. The Trust's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the Trust's website at www.aflcio-hit.com.

The HIT’s investment strategy has always been based on fundamentals and on investment over a long time horizon and emphasizes investments in the highest credit quality securities, those issued by the U.S. government and government-sponsored enterprises (GSEs). Over 94% of the HIT’s portfolio is guaranteed by the U.S. government or a GSE and over 3% is AAA-rated. Furthermore, the HIT has remained disciplined during recent periods when many other market participants ignored risk, seeking higher returns without fully understanding the potential for losses. For example, the HIT has never employed leverage and never invested in securities backed by subprime mortgages. In fact, the only residential mortgage-backed securities (MBS) in which the HIT has invested are those guaranteed by Ginnie Mae or issued by a GSE, the latter of which benefit from the credit of the government and are more valuable since the government takeover.

Positive contributions to the HIT’s performance in the third quarter included:

•

Corporates (18% of Index) underperformed all other major fixed income sectors in the Index; they had one of their worst quarterly performances on record posting negative “excess returns” of -1027 basis points. The fact that HIT’s portfolio is underweight to corporate bonds and private-label CMBS as compared to the Index hugely benefited performance as spreads during the quarter widened the most in these two sectors resulting in the worst performing major sectors in the Index (Corporates and CMBS make up 22.6% of the Index). Private-label CMBS widened by approximately +173 bps while agency CMBS only widened by approximately +25 bps for the quarter. Lehman Brothers reported that the CMBS sector’s “excess returns” were -809 bps.

•	Its ongoing yield advantage over the Index.
•

Its overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose “excess returns” were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Lehman Aggregate Bond Index. Those returns were -77, -733, -1253, and -735 bps, respectively. The HIT has an overweight with respect to the Index in high credit quality investments. Over 97% percent of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee.

Negative contributions to the HIT’s third quarter performance included:

•

The structural underweight in US Treasuries weighed on performance as this major sector posted the only non-negative “excess return” in the Index; but mitigating it was the portfolio’s underweight to the long end of the yield curve. The 10+ year segment on the yield curve underperformed all other maturities on an excess return basis. “Excess returns” for the 1-3, 3-5, 5-7, 7-10, and 10+ year maturities were -160, -259, -283, -221, and -507 bps, respectively.

•

Its structural overweight to spread based assets as swap spreads, especially on the short end of the swap surface, rose during the month. Two year swap spreads widened by 54.6 basis points while the 10 year swap spread narrowed by 3.75 basis points.

•

The portfolio’s underweight to single family MBS as this was the second best performing major sector in the Index posting negative “excess returns” of only -5 bps. MBS comprises approximately 40% of the Index where the portfolio has an approximate 33% allocation.

Overall economic growth through 2008 will likely continue to be hampered by the weak housing market, soft labor market, and suppressed real income growth which ultimately have put stress on consumer spending. Concerns about the slowing global economy and frozen credit markets may keep bond yields from rising significantly, but concerns about future Treasury supply from the Treasury rescue plan combined with record deficits will pressure rates higher. The HIT anticipates maintaining its strategy of interest rate neutrality relative to its benchmark. With rising interest rate volatility expected to persist, remaining effectively duration neutral is prudent.

The HIT expects slow growth and liquidity issues to challenge the economy and the financial markets for an extended period. For investors seeking to reduce credit risk and for investors seeking higher returns than Treasury yields, the HIT’s strategy of emphasizing investments in the highest credit quality securities bodes well for this type of market. The HIT expects increased opportunities to invest in FHA projects at relatively wide spreads into 2009 and beyond. FHA and GNMA multifamily investments provide relative value over other investment grade securities and represent an investment type for which the HIT possesses over 40 years of experience.

Investors should consider the Trust's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the Trust's prospectus. To obtain a prospectus, call the Trust at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Lehman Brothers Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio. This material represents HIT’s assessment of the market environment at a specific point in time and should not be relied upon as research or investment advice.

AFL-CIO Housing Investment Trust

Portfolio Data as of September 30, 2008

Net Assets = $3,533,704,311

Portfolio effective duration = 4.555 years

Portfolio average coupon = 5.499%

Portfolio yield to maturity = 5.652%

Convexity = -0.188

Portfolio percentage in each of the following categories: 1

Agency Multifamily MBS	55.88%
Agency Single-Family MBS	32.82%
US Treasury/Agency Bonds	5.11%
AAA Private-Label CMBS	3.27%
Cash & Short-Term Securities	2.92%

Portfolio percentage in each of the following categories: 1

Mortgage-Backed Securities	32.82%
CMBS – Agency Multifamily*	56.89%
Federal Agency Notes	0.68%
U.S. Treasury Notes	4.43%
State Housing Bonds	1.66%
Construction & Permanent Mortgages	0.60%
Cash & Short-Term Securities	2.92%

* Includes AAA Private-Label CMBS (3.27%), MF MBS (52.04%) and MF Construction MBS (1.57%).

Geographical distribution of long-term portfolio:2

West	4.67%
Midwest	11.75%
South	0.93%
East	18.31%
National mortgage pools	64.34%

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1 Percentages weighted by unfunded construction-related security purchase commitments

2 Excludes cash and short-term equivalents, US Treasury and Agency Securities

AFL-CIO Housing Investment Trust

Portfolio Data as of September 30, 2008 (continued)

Portfolio duration distribution, by percentage in each category: 3

0-1.99 yrs	17.37%	6-6.99 yrs	11.86%
2-2.99 yrs	8.15%	7-7.99 yrs	4.82%
3-3.99 yrs	20.85%	8-8.99 yrs	4.15%
4-4.99 yrs	14.95%	9-9.99 yrs	0.12%
5-5.99 yrs	15.62%	Over 10 yrs	2.11%

Maturity Distribution (based on stated maturity):3

0 – 1 year	3.36%
1 – 2.99 years	0.97%
3 – 4.99 years	0.90%
5 – 6.99 years	1.77%
7 – 9.99 years	16.30%
10 – 19.99 years	14.39%
Greater than 20 years	62.31%

Quality Distribution:3,4

Government or Agency	94.30%
AAA	3.37%
AA	1.71%
A	0.62%

Bond sector distribution: 3,4

MBS	94.73%
Treasury	4.56%
Agency	0.70%

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3 Percentages weighted by unfunded construction-related security purchase commitments

4 Excludes cash and short-term equivalents

Confidential. The information contained in this report is confidential and proprietary to the AFL-CIO Housing Investment Trust, and it is provided solely for the use of the participant in the AFL-CIO Housing Investment Trust and subject to a prohibition on trading or other misappropriation. The participant, or the participant’s investment consultant, receiving this information agrees that it will not disseminate all or part of this information to any party without the express written consent of the AFL-CIO Housing Investment Trust.

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